Exhbit 10.2

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DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

U.S. Small Business Administration NOTE

SBA Loan #	54096771-03
SBA Loan Name	Ramaco Resources, Inc.
Date	April 16, 2020
Loan Amount	$8,444,737.00
Interest Rate	1.00%
Borrower	Ramaco Resources, Inc.
Operating Company	N/A
Lender	KeyBank National Association

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $8,444,737.00 and 00/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note. “Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are: The interest rate is 1.00% per year. The interest rate may only be changed in accordance with SOP 50 10.

Borrower must pay principal and interest payments of $355,541.00 every month beginning 7 month(s) from the month this Note is dated; payments must be made on the   calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Form 147-Note	(06/03/02) Version 4.1
Ramaco Resources, Inc.

held by the designated custodian
DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of Note.

Conditional Loan Forgiveness:

The indebtedness evidenced by this Note may be forgiven, pursuant to and subject to, the terms of the Paycheck Protection Program (15 U.S.C. § 636(a)(36)), and the guidance issued in relation thereto by SBA and/or the U.S. Department of Treasury.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

Form 147-Note	(06/03/02) Version 4.1
Ramaco Resources, Inc.

held by the designated custodian
DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Ramaco Resources, Inc.

a(n) DE Corporation

4/17/2020
Jeremy Sussman	Date
Individual

Form 147-Note	(06/03/02) Version 4.1
Ramaco Resources, Inc.

held by the designated custodian
DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

SBA Application / Loan No. 54096771-03

U.S. Small Business Administration

RESOLUTION OF Ramaco Resources, Inc.

(1) RESOLVED, that the members/officers of Ramaco Resources, Inc. (hereinafter referred to as “Organization”) named below, or any one of them, or their, or any one of their, duly elected or appointed successors in office, be and they are hereby authorized and empowered in the name and on behalf of this Organization to execute and deliver to KEYBANK NATIONAL ASSOCIATION (hereinafter referred to as “Lender”) and the Small Business Administration, an agency of the Government of the United States of America (hereinafter called “SBA”), in the form required by the Lender and the SBA, the following documents:

(a) Application for a loan, the total thereof not to exceed in principal amount

$8,444,737.00 (the “Loan”), maturing upon such date or dates and bearing interest at such rate or rates as may be prescribed by the Lender and the SBA, which Loan shall be guaranteed by the SBA pursuant to 15 U.S.C § 636(a)(36);

(b) the Note signed by this Organization evidencing such Loan; and

(c) any other Instruments or Agreements or Loan Documents to be signed by this Organization which may be required by the Lender or the SBA in connection with such Loan;

(2) FURTHER RESOLVED, that any indebtedness heretofore contracted and any Contracts or Agreements or Loan Documents heretofore made with the Lender or the SBA on behalf of this Organization, and all acts of members or agents of this Organization in connection with said indebtedness or said Contracts or Agreements or Loan Documents, are hereby ratified and confirmed;

(3) FURTHER RESOLVED, that the members/officers referred to in the foregoing resolutions are as follows:

Jeremy Sussman	Chief Financial Officer

(Typewrite Name)	(Title)	(Signature)

(Typewrite Name)	(Title)	(Signature)

(Typewrite Name)	(Title)	(Signature)

(4) FURTHER RESOLVED, that the Lender and the SBA are authorized to rely upon the aforesaid resolutions until receipt of written notice of any change.

Modeled from:

SBA Form 160 (7-05) Previous editions obsolete

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DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

2

CERTIFICATION

I HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution adopted by Ramaco Resources, Inc. at a meeting duly called and held, at which a quorum was present and voted, or by other duly authorized action in lieu of a meeting, and that such resolution is duly recorded in the minute book of this company; that the members/officers named in said resolution have been duly elected or appointed to, and are the present incumbents of, the respective offices set after their respective names; and that the signatures set opposite their respective names are their true and genuine signatures.

Jeremy Sussman, Individual

Modeled from:

SBA Form 160 (7-05) Previous editions obsolete

held by the designated custodian
DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

LOAN AGREEMENT

* * * * * * * * * *

THIS LOAN AGREEMENT (“Agreement”) is made on April 16, 2020, between the Ramaco Resources, Inc. and KEYBANK NATIONAL ASSOCIATION identified in the SBA Approval issued by the U.S. Small Business Administration (“SBA”) to Lender, dated April 13, 2020 SBA Loan Number 54096771-03 (“Approval”).

SBA has authorized a guaranty of a loan from Lender to Borrower under the Paycheck Protection Program (15 U.S.C. § 636(a)(36)) (the “Act”) in the original principal amount of $8,444,737.00 (the “Loan”).

In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

1. Subject to the terms and conditions of this Agreement, Lender agrees to make the Loan if Borrower complies with the following “Borrower Requirements”. Borrower must:

a. Provide Lender with all certifications, documents or other information Lender is required by the Authorization to obtain from Borrower or any third party;

b. Execute a note and any other documents required by Lender;

c. Complies with the terms and conditions of this Agreement; and

d. Does everything necessary for Lender to comply with the terms and conditions of the Loan.

2. Borrower represents and warrants, as of the date hereof, that:

a. Borrower was in business as of February 15, 2020 and had employees for which Borrower paid salaries, wages, or the equivalent and for which Borrower paid payroll taxes;

b. Borrower has reviewed the Act and represents, warrants and certifies to Lender that Borrower is an eligible applicant under the Act and the guidance promulgated by SBA and U.S. Department of Treasury related thereto;

c. The information provided in the application for the Loan and the information provided in all supporting documents and forms is true and accurate. Borrower acknowledges that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a Federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000;

d. The amount of the Loan was calculated using tax documentation provided by Borrower to Lender. Borrower hereby represents and warrants that these tax documents are identical to those submitted by Borrower to the IRS and that the

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DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian information contained therein is true, correct and complete;

e. Borrower shall use the Loan only for payroll costs, interest on mortgages, rent, and utilities and Borrower shall use account no. 359681527792 to facilitate application of the Loan towards the approved costs; and

f. Borrower has suffered an adverse impact to its business as a result of the COVID-19 pandemic.

3. Borrower hereby acknowledges the following:

a. Any forgiveness of the Loan amount, in full or in part, is contingent on Borrower using the Loan only for the purposes identified in this Agreement;

b. Any request made by Borrower to Lender for forgiveness of the Loan, in full or in part, shall include documentation verifying the use of Loan proceeds towards permitted uses, satisfactory to Lender it its sole discretion;

c. Any and all information and supporting documentation provided by Borrower to Lender is and shall be true, accurate and complete in all respects.

4. The terms and conditions of this Agreement:

a. Are binding on Borrower and its successors and assigns; and

b. Will remain in effect after the closing of the Loan.

5. Failure to abide by any of the terms of this Agreement will constitute an event of default under the note and other loan documents.

6. If Borrower defaults on the Loan and the SBA suffers a loss, the name of the Borrower will be referred for listing in the CAIVRS database, which may affect their eligibility for further financial assistance.

7. Electronic Signatures. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement, if any, are intended to authenticate this writing and to have the same force and effect as manual signatures. The term “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures. Without limiting the generality of the foregoing, delivery of an executed counterpart’s signature page of this Agreement, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as delivery of an executed original of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have set their hands effective as of the date first written above.

BORROWER:

Ramaco Resources, Inc.

By:
Jeremy Sussman, Individual

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DocuSign Envelope ID: 44071F12-2DCD-439E-85E9-D2B7287B1DA6	THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

KEYBANK NATIONAL ASSOCIATION

AUTHORIZATION AND DISBURSEMENT STATEMENT

Dated: 4/17/2020	Loan Amount: $8,444,737.00

RE: Ramaco Resources, Inc.

We acknowledge and agree to the disbursement of $8,444,737.00 of the loan proceeds into checking account no. 359681527792; ABA no. 041001039 maintained in Borrower’s name with KeyBank National Association (“Lender”).

We acknowledge and agree to use the loan proceeds solely for those purposes stated on the undersigned’s application to Lender for the loan, and those purposes approved under the Paycheck Protection Program (15 U.S.C. § 636(a)(36)), including any guidance or regulations issued by U.S. Small Business Administration and/or U.S. Department of Treasury in relation thereto. We acknowledge that Lender is relying on this certification in making the Loan.

BORROWER

Ramaco Resources, Inc.

By:
Jeremy Sussman
Individual